NORTHWESTERN
                 STOCK OPTION AND INCENTIVE PLAN
  (As Amended and Restated by the Board of Directors on May 4, 1999)

                          Introduction

     NorthWestern Corporation ('NorthWestern'), formerly Northwestern Public Service Company, established the Northwestern Public Service Company Stock Option and Incentive Plan effective May 6, 1998. The Plan, now known as the NorthWestern Stock Option and Incentive Plan (the 'Plan') set forth below is an amendment and restatement of the Plan.

Section 1.     Purpose.

     The purpose of the Plan is to benefit NorthWestern Corporation and its Affiliates (as defined in Section 2) by recognizing the contributions made to NorthWestern by officers and other key Team Members (including Directors of NorthWestern who are also Team Members) of NorthWestern and its Affiliates, to provide such persons with additional incentive to devote themselves to the future success of NorthWestern, and to improve the ability of NorthWestern to attract, retain and motivate individuals, by providing such persons with a favorable opportunity to acquire or increase their proprietary interest in NorthWestern over a period of years through receipt of options and other awards relating to the common stock of NorthWestern. In addition, the Plan is intended as an additional incentive to members of the Board of Directors of NorthWestern ('Board') who are not Team Members of NorthWestern ('Non-Employee Directors') to serve on the Board and to devote themselves to the future success of NorthWestern by providing them with a favorable opportunity to acquire or increase their proprietary interest in NorthWestern through receipt of options to acquire common stock of NorthWestern.

     NorthWestern may grant stock options that constitute 'incentive stock options' ('ISOs') within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the 'Code'), stock options that do not constitute ISOs ('NSOs') (ISOs and NSOs being hereinafter collectively referred to as 'Options'), Restricted Stock Awards, Stock Appreciation Rights ('SARs'), Limited Stock Appreciation Rights and Phantom Stock Units (Options and other types of specified grants being hereinafter collectively referred to as 'Awards').

Section 2.     Eligibility.

     Non-Employee Directors shall participate in the Plan only in accordance with the provisions of Sections 5 and 9 of the Plan. The Committee (as defined in Section 3) shall initially, and from time to time thereafter, select those officers and other key Team Members (including Directors of NorthWestern who are also Team Members) (collectively referred to herein as 'Key Team Members') of NorthWestern or any affiliated entity of NorthWestern, as shown on the attached Exhibit 1 to the Plan, as it may be amended from time to time by action of the Committee ('Affiliate'), to participate in the Plan on the basis of the special importance of their services in the management, development and operations of NorthWestern or its Affiliates (each such Director and Key Team Member receiving Awards granted under the Plan is referred to herein as a 'Participant'); provided, however, that the Committee may delegate, in writing and subject to terms and conditions which it deems appropriate, to the Chief Executive Officer of NorthWestern the ability to make Awards to Key Team Members who are not officers of NorthWestern or its Affiliates.

Section 3.     Administration.

     3.1 The Committee. The Plan shall be administered by the Nominating and Compensation Committee of the Board (the 'Committee'). The Committee is comprised solely of 'nonemployee directors' within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 ('Exchange Act') and 'outside directors' within the meaning of Section 162(m) of the Code.

     3.2   Authority  of the Committee.  Except  as  provided  in
Section 2, no person, other than members of the Committee, shall have any authority concerning decisions regarding the Plan. Subject to the express provisions of the Plan, including but not limited to Sections 5 and 9, the Committee (or the Chief
Executive Officer, to the extent the Committee delegates authority to him pursuant to Section 2) shall have sole discretion concerning all matters relating to the Plan and Awards granted hereunder. The Committee (or the Chief Executive Officer, to the extent the Committee delegates authority to him pursuant to Section 2) in its sole discretion, shall determine the Key Team Members of NorthWestern and its Affiliates to whom, and the time or times at which, Awards will be granted, the type of Award to be granted, the number of shares to be subject to each Award, the expiration date of each Award, the time or times within which the Award may be exercised, the cancellation of the Award (with the consent of the holder thereof), and the other terms and conditions of the grant of the Award. The terms and conditions of the Awards need not be the same with respect to each Participant or with respect to each Award.

     The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder by the Committee
(or the Chief Executive Officer, to the extent the Committee delegates authority to him pursuant to Section 2) shall be final and conclusive for all purposes and upon all persons including, but without limitation, NorthWestern, its Affiliates, the Committee, the Board, officers and the affected Team Members of NorthWestern and/or its Affiliates and their respective successors in interest.

     No member of the Committee shall, in the absence of bad faith, be liable for any act or omission with respect to service on the Committee. Service on the Committee shall constitute service as a Director of NorthWestern so that members of the Committee shall be entitled to indemnification pursuant to NorthWestern's Certificate of Incorporation and By-Laws.

Section 4.     Shares of Common Stock Subject to Plan.

     4.1 The total number of shares of common stock, par value $1.75 per share, of NorthWestern (the 'Common Stock'), that may be issued and sold under the Plan initially shall be 2,750,000. The total number of shares of Common Stock that may be available for ISOs under the Plan shall be 2,750,000 and the total number of shares of Common Stock and units subject to Restricted Stock Awards and Phantom Stock Unit Awards shall be 2,750,000. The total number of shares of Common Stock that may be available for Awards (other than ISOs) under the Plan shall be adjusted on January 1 of each calendar year, within the Applicable Period (as defined below), so that the total number of shares of Common
Stock that may be issued and sold under the Plan for Awards (other than ISOs) as of January 1 of each calendar year within the Applicable Period shall be equal to, on an aggregate basis from the inception of the Plan, twelve and one-half percent (12.5%) of the outstanding shares of Common Stock of NorthWestern on such date; provided, however, that no such adjustment shall reduce the total number of shares of Common Stock that may be issued and sold under the Plan below 2,750,000. For purposes of the preceding sentence, Applicable Period shall be the ten-year period commencing on May 6, 1998 and ending May 5, 2008. The aforementioned total number of shares of Common Stock shall be adjusted in accordance with the provisions of Section 4.2 hereof. Any shares of Common Stock subject to issuance upon exercise of Awards but which are not issued because of a surrender (other than pursuant to Sections 7.2 or 16 of the Plan), forfeiture, expiration, termination or cancellation of any such Award, shall once again be available for issuance pursuant to subsequent Awards. If either the purchase price of the shares of Common Stock upon exercise of any Award or the tax withholding requirement is satisfied by tendering or withholding of shares of Common Stock or by tendering exercisable Awards, only the number of shares of Common Stock issued net of the shares of Common Stock tendered or withheld shall be deemed delivered for purposes of determining the number of shares of Common Stock available for Awards under the Plan.

     4.2 The number of shares of Common Stock and Phantom Stock Units subject to the Plan and to Awards granted under the Plan, the exercise price with respect to Options, Tandem SARs and Tandem Limited SARs, and the base price with respect to Nontandem SARs and Nontandem Limited SARS shall be adjusted as follows:
(a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to Awards previously granted thereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of NorthWestern with any other corporation or corporations, there shall be substituted on an equitable basis as determined by the Board, in its sole discretion, for each share of Common Stock then subject to the Plan and for each share of Common Stock then subject to an Award granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of Common Stock of NorthWestern are entitled pursuant to the transaction; and (c) in the event of any other change in the capitalization of NorthWestern, the Committee, in its sole discretion, shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan and to each share of Common Stock then subject to an Award granted under the Plan. In the event of any such adjustment, the exercise price per share shall be proportionately adjusted. Adjustments to this Section 4.2 shall be made by the Committee whose decision as to the amount and timing of any such adjustment shall be conclusive and binding on all persons.

      4.3 Subject to Section 4.2, the maximum number of Options and SARs granted to any Key Team Member shall be 500,000 Options and SARs with respect to Common Stock per year. The maximum number of shares of Common Stock subject to Restricted Stock Awards granted to any Key Team Member shall be 500,000 shares of Common Stock per year, and the maximum number of Phantom Stock Units granted to any Team Member shall be 500,000 Units per year.

Section 5.     Grant of Options to Non-Employee Directors.

     5.1 Grants. Each individual who is a Non-Employee Director on the effective date of the Plan was granted automatically a NSO to purchase 1200 shares of Common Stock on May 6, 1998, the effective date of the Plan. Non-Employee Directors shall also be eligible to receive discretionary grants of NSOs as determined by the Committee from time to time.

     5.2 Exercise Price and Period. The per share exercise price of each NSO granted to a Non-Employee Director shall be the 'Fair Market Value,' on the date on which the NSO is granted, of the Common Stock subject to the NSO. For purposes of the Plan, 'Fair Market Value' shall mean the average of the closing price for Common Stock as reported on the New York Stock Exchange for the 10 business days ending on the third business day preceding the date with respect to which such Common Stock is being valued, for which trades in Common Stock were reported on the New York Stock Exchange. If no trades occur on a certain day, the closing price for the last preceding day on which trading occurred will be used as the closing price for that day. Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Common Stock subject to an ISO shall be inconsistent with Section 422 of the Code or regulations issued thereunder.

     In  addition to the terms and conditions set forth  in  this
Section 5, NSOs also shall be subject to such terms and conditions applicable to Options according to Sections 6.2, 6.3, 6.4, 6.5 and 7, provided, however, such additional terms and conditions are not inconsistent with the terms and conditions set forth in this Section 5.

Section 6.     Grants of Options to Employees.

     6.1 Grant. Subject to the terms of the Plan, the Committee (or the Chief Executive Officer, to the extent the Committee delegates authority to him pursuant to Section 2) may from time to time grant Options, which may be ISOs or NSOs, to Key Team Members of NorthWestern or any of its Affiliates. Unless otherwise expressly provided at the time of the grant, Options granted under the Plan to Key Team Members will be ISOs.

     6.2 Option Agreement. Each Option shall be evidenced by a written Option Agreement specifying the type of Option granted, the exercise price, the terms for payment of the exercise price, the expiration date of the Option, the number of shares of Common Stock to be subject to each Option, the time frame in which an Option shall become vested and exercisable, the circumstances under which an Option which has not become vested and exercisable can be forfeited, the circumstances under which an Option which has not become vested and exercisable can become immediately vested and exercisable, the effect on any outstanding Options of a Key Team Member's termination of employment with NorthWestern and all Affiliates, and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

     6.3 Expiration. Except to the extent otherwise provided in an Option Agreement, each Option shall expire, and all rights to purchase shares of Common Stock shall expire, on the tenth anniversary of the date on which the Option was granted.

     6.4 Required Terms and Conditions of ISOs. Each ISO granted to a Key Team Member shall be in such form and subject to such restrictions and other terms and conditions as the Committee (or the Chief Executive Officer, to the extent the Committee delegates authority to him pursuant to Section 2) may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rules:

          (a) Except as provided in Section 6.4(d), the per share exercise price of each ISO shall be the Fair
     Market Value of the shares of Common Stock on the date such ISO is granted.

          (b) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year (under all incentive stock option plans of NorthWestern and its parent and subsidiary corporations) shall not exceed $100,000. If the aggregate Fair Market Value
     (determined at the time of grant) of the Common Stock subject to an Option, which first becomes exercisable in any calendar year exceeds the limitation of this
     Section 6.4(b), so much of the Option that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Option Agreement shall remain in full force and effect.

           (c) As used in this Section 6, the words 'parent' and 'subsidiary' shall have the meanings given to them in Section 424(e) and 424(f) of the Code.

          (d) Notwithstanding anything herein to the contrary, if an ISO is granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of NorthWestern or of its parent or subsidiary corporations, within the meaning of Section 422(b)(6) of the Code, (i) the exercise price of each share of Common Stock subject to the ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date the ISO is granted, and
     (ii) the ISO shall expire and all rights to purchase shares thereunder shall cease no later than the fifth anniversary of the date the ISO was granted.

          (e) No ISOs may be granted under the Plan after May 5, 2008.

     6.5 Required Terms and Conditions of NSOs. Each NSO granted to a Key Team Member shall be in such form and subject to such restrictions and other terms and conditions as the Committee (or the Chief Executive Officer, to the extent the Committee delegates authority to him pursuant to Section 2) may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan and the applicable Option Agreement; provided, however, that the per share exercise price of each NSO shall be the Fair Market Value of the shares of Common Stock on the date such NSO is granted.

Section 7.     Exercise of Options.

     7.1 Notice. A person entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of shares of Common Stock with respect to which the Option is being exercised and any other information the Committee may prescribe. The notice shall be accompanied by payment as described in Section 7.2. The notice of exercise shall be accompanied by the Optionee's copy of the writing or writings evidencing the grant of the Option. All notices or requests provided for herein shall be delivered to the Corporate Secretary of NorthWestern.

     7.2 Exercise Price. Except as otherwise provided in the Plan or in any Option Agreement, the Participant shall pay the exercise price of the shares of Common Stock upon exercise of any
Option: (a) in cash; (b) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice consisting of a fully endorsed Option (however, in the case of an Participant subject to Section 16 of the 1934 Act, this payment option shall only be available to the extent such person complies with Regulation T issued by the Federal Reserve Board); (c) by delivering (either actual delivery or by attestation procedures established by NorthWestern) previously owned shares of Common Stock (which the Participant has held for at least six months prior to the delivery of such shares or which the Participant purchased on the open market and in each case for which the
Participant has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value on the date of exercise equal to the exercise price; (d) by directing
NorthWestern to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the exercise price; (e) by agreeing to surrender Options then exercisable valued at the excess of the aggregate Fair Market Value of the shares of Common Stock subject to such Options on the date of exercise over the aggregate exercise price of such shares; (f) by such other medium of payment as the Committee, in its discretion, shall authorize at the time of grant; or (g) by any combination of (a), (b), (c), (d) (e) and (f). In the case of an election pursuant to (a) or (b) above, cash shall mean cash or a check issued by a federally insured bank or savings and loan, and made payable to NorthWestern. NorthWestern shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise, provided that any shares of Common Stock purchased by an Participant through a broker-dealer pursuant to clause (b) above shall be delivered to such broker-dealer in accordance with 12 C.F.R. 220.3(e)(4) or other applicable provision of law.

Section 8.     Stock Appreciation Rights.

     If deemed by the Committee (or the Chief Executive Officer, to the extent the Committee delegates authority to him pursuant to Section 2) to be in the best interests of NorthWestern, a Key Team Member who receives an Option may also be granted an SAR. Each SAR shall be granted subject to such restrictions and conditions and other terms as the Committee may specify in the Option Agreement at the time the Option is granted, or as the Committee may determine at the time of grant, subject to the general provisions of the Plan, and the following specific rules:

     8.1 Grant of SARs. SARs will be granted, if at all, at the time of granting of an Option and may be granted either in addition to the related Option ('Nontandem SAR') or in tandem with the related Option ('Tandem SAR'). At the time of grant of a Nontandem SAR, the Committee shall specify the base price of Common Stock to be used in connection with the calculation described in Section 8.3(a) below. The base price of a Nontandem SAR shall be 100% of the Fair Market Value of a share of Common Stock on the date of grant. The number of shares of Common Stock subject to a Tandem SAR shall be one for each share of Common
Stock subject to the Option. The number of shares of Common Stock subject to a Nontandem SAR shall be one for each share of Common Stock subject to the Option. No Tandem SAR may be granted to a Key Team Member in connection with an ISO in a manner that will disqualify the ISO under Section 422 of the Code unless the Key Team Member consents thereto.

     8.2 Grant of Limited SARs. (a) A 'Limited SAR' is an SAR that becomes exercisable only following the occurrence of any of the events provided in paragraph (b) next below. Limited SARs will be granted, if at all, at the time of granting of an Option and may be granted either in addition to the related Option
('Nontandem Limited SAR') or in tandem with the related Option ('Tandem Limited SAR'). At the time of grant of a Nontandem Limited SAR, the Committee shall specify the base price of Common Stock to be used in connection with the calculation described in
Section 8.3(a) below. The base price of a Nontandem Limited SAR shall be 100% of the Fair Market Value of a share of Common Stock on the date of grant. The number of shares of Common Stock subject to a Tandem Limited SAR shall be one for each share of Common Stock subject to the Option. The number of shares of Common Stock subject to a Nontandem Limited SAR shall be one for each share of Common Stock subject to the Option. No Tandem Limited SAR may be granted to a Key Team Member in connection with an ISO in a manner that will disqualify the ISO under
Section 422 of the Code unless the Key Team Member consents thereto.

          (b)   Change  in  Control.   The  events  required  for
     purposes of Section 8.2 include the following:

               (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of NorthWestern (not including in the securities beneficially owned by such Person any securities acquired directly from NorthWestern or any Subsidiary or Affiliate) representing 20% or more of the combined voting power of NorthWestern's then outstanding Common Stock;

               (ii) during any period of not more than two consecutive years (not including any period prior to the effective date of the Plan), individuals who at the beginning of such period constitute the Board and any new director (other than a director whose original assumption of office is in connection with an actual or threatened election of directors, as such terms are used in Rule 14(a)-11 of Regulation 14A under the Exchange Act) whose election by the Board or nomination for election by NorthWestern's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved or recommended, cease for any reason to constitute a majority thereof;

               (iii) the shareholders of NorthWestern approve a merger or consolidation of NorthWestern with any corporation or business trust, other than (i) a merger or consolidation which would result in the individuals who prior to such merger or consolidation constitute the Board constituting at least two-thirds (2/3) of the board of directors of NorthWestern or the surviving or succeeding entity immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of NorthWestern (or similar transaction) in which no Person acquires more than 20% of the combined voting power of NorthWestern's then outstanding Common Stock;

               (iv) the shareholders of NorthWestern approve a plan of complete liquidation of NorthWestern; or

               (v)   the shareholders of NorthWestern approve  an
          agreement for the sale or disposition of all or substantially all NorthWestern's assets, other than a sale or disposition which would result in the individuals who prior to such sale or disposition constitute the Board constituting at least two-thirds (2/3) of the board of directors of the Person purchasing such assets immediately after such sale or disposition.

          For purposes of this paragraph: Person shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (i) NorthWestern, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of NorthWestern, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of NorthWestern in substantially the same proportions as their ownership of shares of NorthWestern and Beneficial Owner shall have the meaning defined in Rule 13d-3 under the Exchange Act.

          On the basis of information known to NorthWestern, the Committee shall make all determinations relating to the applicability and interpretation of this Section 8.2(b) and all such determinations shall be conclusive and binding.

     8.3 Value of SARs and Limited SARs. Upon exercise, an SAR or Limited SAR shall entitle the Key Team Member to receive from NorthWestern the number of shares of Common Stock having an aggregate Fair Market Value equal to the following:

          (a) in the case of a Nontandem SAR or Nontandem Limited SAR, the excess of the Fair Market Value of one share of Common Stock as of the date on which the SAR or Limited SAR is exercised over the base price specified in such SAR or Limited SAR, multiplied by the number of shares of Common Stock then subject to the SAR or Limited SAR, or the portion thereof being exercised.

          (b) in the case of a Tandem SAR or Tandem Limited SAR, the excess of the Fair Market Value of one share of Common Stock as of the date on which the SAR or Limited SAR is exercised over the exercise price per share specified in such Option, multiplied by the number of shares then subject to the Option, or the portion thereof as to which the SAR or Limited SAR is being exercised.

     Cash shall be delivered in lieu of any fractional shares. The Committee, in its discretion, shall be entitled to cause NorthWestern to elect to settle any part or all of its obligation arising out of the exercise of an SAR by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise.

     8.4 Exercise of Tandem SARs. A Tandem SAR shall be exercisable during such time, and be subject to such restrictions and conditions and other terms, as the Committee shall specify in the applicable Option Agreement at the time such Tandem SAR is granted. Notwithstanding the preceding sentence, the Tandem SAR shall be exercisable only at such time as the Option to which it relates is exercisable and shall be subject to the restrictions and conditions and other terms applicable to such Option. Upon the exercise of a Tandem SAR, the unexercised Option, or the portion thereof to which the exercised portion of the Tandem SAR is related, shall expire. The exercise of any Option shall cause the expiration of the Tandem SAR related to such Option, or portion thereof, that is exercised.

     8.5 Exercise of Tandem Limited SARs. A Tandem Limited SAR shall be exercisable following the occurrence of any of the events described in paragraph (b) of Section 8.2, and be subject to such restrictions and conditions and other terms, as the Committee shall specify in the applicable Option Agreement at the time such Tandem Limited SAR is granted. Notwithstanding the preceding sentence, the Tandem Limited SAR shall be exercisable only at such time as the Option to which it relates is exercisable and shall be subject to the restrictions and conditions and other terms applicable to such Option. Upon the exercise of a Tandem Limited SAR, the unexercised Option, or the portion thereof to which the exercised portion of the Tandem Limited SAR is related, shall expire. The exercise of any Option shall cause the expiration of the Tandem Limited SAR related to such Option, or portion thereof, that is exercised.

     8.6  Exercise of Nontandem SARs.

          (a) A Nontandem SAR granted under the Plan shall be exercisable during such time, and be subject to such restrictions and conditions and other terms, as the Committee shall specify in the Option Agreement at the time the Nontandem SAR is granted, which restrictions and conditions and other terms need not be the same for all Key Team Members. Without limiting the generality of the foregoing, the Committee may specify a minimum number of full shares with respect to which any exercise of a Nontandem SAR must be made.

          (b) A Nontandem SAR granted under the Plan shall expire on the date specified by the Committee in the Option Agreement, provided that such date shall not be more than ten years after the date of grant. The Committee shall specify in the Option Agreement at the time each Nontandem SAR is granted, the time during which the Nontandem SAR may be exercised prior to its expiration and other provisions relevant to the SAR. The Committee, in its discretion, shall have the power to accelerate the dates for exercise of any or all Nontandem SARs or any part thereof, granted under the Plan.

     8.7  Exercise of Nontandem Limited SARs.

          (a) A Nontandem Limited SAR granted under the Plan shall be exercisable following the occurrence of any of the events described in paragraph (b) of Section 8.2, and be subject to such restrictions and conditions and other terms, as the Committee shall specify in the Option Agreement at the time the Nontandem Limited SAR is granted, which restrictions and conditions and other terms need not be the same for all Key Team Members. Without limiting the generality of the foregoing, the Committee may specify a minimum number of full shares with respect to which any exercise of a Nontandem Limited SAR must be made.

          (b) A Nontandem Limited SAR granted under the Plan shall expire on the date specified by the Committee in the Option Agreement, provided that such date shall not be more than ten years after the date of grant. The Committee shall specify in the Option Agreement at the time each Nontandem Limited SAR is granted, the time during which the Nontandem Limited SAR may be exercised prior to its expiration and other provisions relevant to the Limited SAR. The Committee, in its discretion, shall have the power to accelerate the dates for exercise of any or all Nontandem Limited SARs or any part thereof, granted under the Plan pursuant to Section 4.3.

     8.8 Parties Entitled to Exercise SARs and Limited SARs. An SAR or Limited SAR may be exercised only by the Key Team Member (or by a legatee or legatees of such SAR under his last will, by his executors, personal representatives or distributees, or by an assignee or assignees pursuant to Section 12 below).

     8.9 Settlement of SARs and Limited SARs. As soon as is reasonably practicable after the exercise of an SAR or a Limited SAR, NorthWestern shall (i) issue, in the name of the Key Team Member, stock certificates representing the total number of full shares of Common Stock to which the Key Team Member is entitled pursuant to Section 8.3 hereof and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes NorthWestern to elect to settle all or part of its obligations arising out of the exercise of the SAR or Limited SAR in cash, deliver to the Key Team Member an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

Section  9.      Restricted Stock Awards To Key Team Members  and
Non-Employee Directors.

     The Committee (or the Chief Executive Officer, to the extent the Committee delegates authority to him pursuant to Section 2)
may from time to time cause NorthWestern to grant shares of Restricted Stock under the Plan to such Key Team Members and Non-Employee Directors, and subject to such restrictions and conditions and other terms, as the Committee may determine at the time of grant, subject to the general provisions of the Plan, the applicable Restricted Stock Agreement, and the following specific rules:

     9.1 Performance or Employment Standards. The restrictions applicable to Restricted Stock may be based either on performance or employment or Board service standards. If the restrictions are based upon the performance of NorthWestern, the performance standards shall relate to corporate or business segment performance and may be established in terms of growth and gross revenue, cash flow, earnings per share, return on assets, or return on investment or utilization of assets. Multiple standards may be used and may have the same or different weighting and may relate to absolute performance or relative performance as measured against comparable companies.

     9.2 Restricted Stock Agreements. Shares of Restricted Stock issued to a Key Team Member or Non-Employee Director under the Plan shall be governed by a Restricted Stock Agreement which shall set forth the restrictions applicable to the Award of Restricted Stock and such other provisions as the Committee shall determine.

     9.3 Issuance of Restricted Stock. NorthWestern shall issue, in the name of the Key Team Member or Non-Employee Director, stock certificates representing the total number of shares of Restricted Stock granted to the Key Team Member or Non-Employee Director, as soon as may be reasonably practicable after such grant, which shall be held by the Corporate Secretary of NorthWestern as provided in Section 9.7 hereof.

     9.4 Rights of Stockholders. Subject to the provisions of Sections 9.3 and 9.5 hereof and Section 12.2, and the restrictions set forth in the related Restricted Stock Agreement, the Key Team Member or Non-Employee Director receiving a grant shall thereupon be a stockholder with respect to all of the shares represented by such certificate or certificates and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares.

     9.5 Restrictions; Forfeiture. Any share of Restricted Stock granted to a Key Team Member or Non-Employee Director pursuant to the Plan shall be forfeited, and such shares shall revert to NorthWestern, if (i) the Key Team Member or Non-Employee Director violates a non-competition or confidentiality agreement or other condition set forth in the Restricted Stock Agreement, (ii) the Key Team Member's employment with NorthWestern or its Affiliates, or the service of the Non-Employee Director on the Board, terminates prior to a date or dates for expiration of the forfeiture, (iii) the date on which performance standards set forth in the Restricted Stock Agreement fail to be satisfied, or (iv) the date there occurs a violation of any provision of the Restricted Stock Agreement. NorthWestern shall require a forfeiture of Restricted Stock pursuant to this
Section 9.5, by giving notice to the Key Team Member or Non-Employee Director at any time within the 30-day period following the applicable date of forfeiture. Upon receipt of such notice, the Corporate Secretary of NorthWestern shall promptly cancel shares of Restricted Stock that are forfeited to NorthWestern.

     9.6 Acceleration. The Committee, in its discretion, shall have the power to accelerate the date on which the restrictions of this Section 9 or contained in any Restricted Stock Agreements shall lapse with respect to any or all shares of Restricted Stock granted under the Plan.

     9.7 Restricted Stock Certificates. The Corporate Secretary of NorthWestern shall hold the certificate or certificates representing shares of Restricted Stock issued under the Plan on behalf of each Participant who holds such shares until such time as the Restricted Stock is forfeited or the restrictions lapse.

     9.8 Terms and Conditions. The Committee may prescribe such other restrictions and conditions and other terms applicable to the shares of Restricted Stock issued to a Key Team Member or Non-Employee Director under the Plan that are neither inconsistent
with   nor  prohibited  by  the  Plan  or  any  Restricted  Stock
Agreement, including, without limitation, terms providing for a lapse of the restrictions of this Section 9 or in any Restricted Stock Agreement, in installments.

Section 10.    Phantom Stock Units.

     10.1  Grant  of  Phantom  Stock Units.   If  deemed  by  the
Committee (or the Chief Executive Officer, to the extent the Committee delegates authority to him pursuant to Section 2) to be in the best interests of NorthWestern, Phantom Stock Units, the value of which is related to the appreciation in the value of the Common Stock, may be granted to such Key Team Members of NorthWestern as the Committee shall determine. If any Phantom Stock Units awarded under the Plan shall be forfeited or canceled, such Phantom Stock Units may again be awarded under the Plan. Phantom Stock Units shall be granted at such time or times and shall be subject to such terms and conditions, in addition to the terms and conditions set forth in the Plan, as the Committee shall determine.

     The receipt of the value of Phantom Stock Units may be contingent upon either performance or employment standards. If the Phantom Stock Units are contingent upon the performance of NorthWestern, the performance standards shall relate to corporate or business segment performance and may be established in terms of growth and gross revenue, cash flow, earnings per share, return on assets, or return on investment or utilization of assets. Multiple standards may be used and may have the same or different weighting and may relate to absolute performance or relative performance as measured against comparable companies.

     10.2 Phantom Stock Unit Agreements. Phantom Stock Units issued to a Key Team Member under the Plan shall be governed by a Phantom Stock Unit Agreement that shall set forth the performance or employment standards applicable to the award of Phantom Stock Units and such other provisions as the Committee shall determine.

     10.3 Payment for Phantom Stock Units. Except as otherwise set forth in a Phantom Stock Unit Agreement, upon termination of employment of a Key Team Member with NorthWestern and all Affiliates for any reason, the Key Team Member shall be entitled to receive an amount in a lump sum cash payment equal to the number of Phantom Stock Units granted to him with respect to which the applicable employment and/or performance standards have been satisfied, multiplied by the Fair Market Value of a share of Common Stock of NorthWestern determined pursuant to the provisions of Section 5.2.

Section 11.    Terms and Conditions of Awards.

     11.1 Each Participant shall agree to such restrictions and conditions and other terms in connection with the grant and exercise of an Award, including restrictions and conditions on the disposition of the Common Stock acquired upon the exercise, grant or sale thereof, as the Committee may deem appropriate and as is set forth in the applicable Award Agreement. The certificates delivered to a Participant or to the Corporate Secretary of NorthWestern evidencing the shares of Common Stock acquired upon exercise of an Award may, and upon the grant of Restricted Stock to a Key Team Member or Non-Employee Director shall, bear a legend referring to the restrictions and conditions and other terms contained in the respective Award Agreement and the Plan, and NorthWestern may place a stop transfer order with its transfer agent against the transfer of such shares. If requested to do so by the Committee at the time of exercise of an Option or sale of Restricted Stock, each Participant shall execute a written instrument stating that he is purchasing the Common Stock for investment and not with any present intention to sell the same.

     11.2 The obligation of NorthWestern to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933, if deemed necessary or appropriate by the Committee, of the Common Stock, Options, SARs, Limited SARs, Restricted Stock, and other securities reserved for issuance or that may be offered under the Plan.

Section 12.    Nontransferability.

     12.1 Except as provided in Section 12.2 next below, or in connection with unrestricted Common Stock issued pursuant to an Award, Awards granted under the Plan and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution and shall not be subject to execution, attachment or similar process. The granting of an Award shall impose no obligation upon the applicable Participant to exercise such Award.

     12.2 Notwithstanding the provisions of subsection (a) above, a Participant, at any time prior to his death, may assign all or any portion of a NSO granted to him and a related Tandem SAR, if applicable, to (i) his spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his spouse or lineal descendant, (iii) a partnership of which his spouse and lineal descendants are the only partners, or (iv) a tax exempt organization as described in Section 501(c)(3) of the Code. In such event, the spouse, lineal descendant, trustee, partnership or tax exempt organization will be entitled to all of the rights of the Participant with respect to the assigned portion of such NSO and SAR, and such portion of the NSO and SAR will continue to be subject to all of the terms, conditions and restrictions applicable to the NSO and SAR, as set forth herein and in the related Option Agreement immediately prior to the effective date of the assignment. Any such assignment will be permitted only if
(i) the Participant does not receive any consideration therefore, and (ii) the assignment is expressly permitted by the applicable Option Agreement as approved by the Committee. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and a copy thereof shall be delivered to NorthWestern on or prior to the effective date of the assignment.

Section 13.    Rights as Shareholder.

     A  Participant or an assignee of a Participant  pursuant  to
Section 12 shall have no rights as a shareholder with respect to any Common Stock covered by an Award or receivable upon the exercise of an Award until the Participant or transferee shall have become the holder of record of such Common Stock, and, except as provided in Section 14, no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect to such Common Stock for which the record date is prior to the date on which the Participant shall have in fact become the holder of record of the shares of Common Stock acquired pursuant to the Award.

Section 14.    Dividends and Dividend Equivalents.

     An Award under the Plan, other than a Restricted Stock Award, may, at the discretion of the Committee, contain the right to receive dividends or dividend equivalents, which may be either paid currently or credited to a Participant's account under the
Plan and which may be subject to conditions, restrictions and contingencies established by the Committee, including the achievement of performance goals as described in Section 10.1.

Section 15.    Postponement of Exercise.

     The Committee may postpone any exercise of an Award for such time as the Committee in its sole discretion may deem necessary in order to permit NorthWestern (a) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable upon the exercise of an Award under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (b) to permit any action to be taken in order to
(i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed, or (c) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and NorthWestern shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to recognize the exercise of an Award or to sell or issue shares of Common Stock in violation of the
Securities Act of 1933 or the law of any government having jurisdiction thereof. Any such postponement shall not extend the term of an Award and neither NorthWestern nor its directors or officers shall have any obligation or liability to an Participant, to the Participant's successor or assignee, or any other person, with respect to any shares of Common Stock as to which the Award shall lapse because of such postponement.

Section 16.    Withholding Taxes.

     Whenever NorthWestern proposes or is required to issue or transfer shares of Common Stock to a Participant under the Plan, NorthWestern shall have the right to require the Participant to remit to NorthWestern an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If such certificates have been delivered prior to the time a withholding obligation arises, NorthWestern shall have the right to require the Participant to remit to NorthWestern an amount sufficient to satisfy all federal, state or local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to the Participant, as compensation or otherwise, as necessary. Whenever payments under the Plan are to be made to a Participant in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements. In connection with an Award in the form of shares of Common Stock, a Participant may elect to satisfy his tax withholding obligation incurred with respect to the Taxable Date of the Award by (a) directing NorthWestern to withhold a portion of the shares of Common Stock otherwise distributable to the Participant, or (b) by transferring to NorthWestern a certain number of shares (either subject to a Restricted Stock Award or previously owned), such shares being valued at the Fair Market Value thereof on the Taxable Date. Notwithstanding any provisions of the Plan to the contrary, a Participant's election pursuant to the preceding sentence (a) must be made on or prior to the Taxable Date with respect to such Award, and (b) must be irrevocable. In lieu of a separate election on each Taxable Date of an Award, a Participant may make a blanket election with the Committee that shall govern all future Taxable Dates until revoked by the Participant. If the holder of shares of Common Stock purchased in connection with the exercise of an ISO disposes of such shares within two years of the date such an ISO was granted or within one year of such exercise, he shall notify NorthWestern of such disposition and remit an amount necessary to satisfy applicable [minimum] withholding requirements including those arising under federal income tax laws. If such holder does not remit such amount, NorthWestern may withhold all or a portion of any salary or other amounts then or in the future owed to such holder as necessary to satisfy such [minimum] requirements. Taxable Date means the date a Participant recognizes income with respect to an Award under the Code or any applicable state or local income tax law.

Section 17.    Leave of Absence.

     The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by any Participant. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment or service on the Board within the meaning of the Plan, and (ii) the impact, if any, of any such leave of absence on Awards under the Plan theretofore granted to any Participant who takes such leave of absence.

Section 18.    Trust Agreement.

     NorthWestern may enter into a trust agreement ('Trust Agreement') whereby NorthWestern shall agree to contribute to a trust ('Trust) for the purpose of accumulating shares of Common Stock to assist NorthWestern in fulfilling its obligations to Participants hereunder. Such Trust Agreement shall be substantially in the form of the model trust agreement set forth in Internal Revenue Service Revenue Procedure 92-64, or any subsequent Internal Revenue Service Revenue Procedure, and shall include provisions required in such model trust agreement that all assets of the Trust shall be subject to the creditors of NorthWestern in the event of insolvency.

Section 19.    Termination or Amendment of Plan.

     The Committee may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan. The Board, without further action on the part of the shareholders of NorthWestern to the extent permitted by law, regulation and stock exchange requirements, may from time to time alter, amend or suspend the Plan or any Award granted hereunder or may at any time terminate the Plan; provided that with respect to ISOs, the Board may not effect a change inconsistent with Section 422 of the Code or regulations issued thereunder.

     No amendment or termination of the Plan shall in any manner affect any Award theretofore granted without the consent of the Participant, except that the Committee may amend the Plan in a manner that does affect Awards theretofore granted upon a finding by the Committee that such amendment is in the best interest of holders of outstanding Awards affected thereby.

Section 20.    Effective Date.

     The Plan shall be effective upon the date of approval of the Plan by an affirmative vote of a majority of the shares of the voting stock of NorthWestern entitled to be voted by the holders of stock represented at a duly held shareholders' meeting, within 12 months after the date of adoption of the Plan by the Board.

Section 21.    Requirements of Law.

     The  granting of Awards under the Plan shall be  subject  to
all   applicable  laws,  rules,  and  regulations,  and  to  such approvals by any governmental agencies or national securities exchanges as may be required.

Section 22.    Governing Law.

     The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of South
Dakota, to the extent not inconsistent with Section 422 of the Code and regulations thereunder.

Section 23.    Notice.

     Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to NorthWestern (a) on the date it is personally delivered to the Corporate Secretary of NorthWestern at its principal executive offices or (b) three business days after it is sent by registered or certified mail; postage prepaid, addressed to the Corporate Secretary at such offices; and shall be deemed delivered to a Participant or assignee (a) on the date it is personally delivered to him or (b) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him at the last address shown on the records of NorthWestern or of any Subsidiary.

Section 24.    Successors.

     In the event of a sale of substantially all of the assets of NorthWestern, or a merger, consolidation or share exchange involving NorthWestern, all obligations of NorthWestern under the Plan with respect to Awards granted hereunder shall be binding on the successor of the transaction. Employment of a Participant with such a successor shall be considered employment of the Participant with NorthWestern for purposes of the Plan.

Section 25.    Indemnification of the Committee.

     In addition to such other rights of indemnification as they may have as members of the Board, or as members of the Committee, or as its delegatees, the members of the Committee and its delegatees shall be indemnified by NorthWestern against (a) the reasonable expenses (as such expenses are incurred), including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder; and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by NorthWestern) or paid by them in satisfaction of a judgment in such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or delegatee is liable for gross negligence or misconduct in the performance of his duties; provided that within 60 days after institution of such action, suit or proceeding a Committee member or delegatee shall in writing offer NorthWestern the opportunity, at its own expense, to handle and defend the same.

Section 26.    No Contract of Employment or Service on the Board.

     Neither the adoption of the Plan, nor the amendment and the restatement of the Plan, nor the grant of any Award shall be deemed to obligate NorthWestern or any Subsidiary to continue the employment or service on the Board of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 27.    Gender.

     Except when otherwise required by the context, any masculine terminology in this document shall include the feminine, and any singular terminology shall include the plural.

     IN WITNESS WHEREOF, NorthWestern has caused the Plan to be executed on its behalf by its duly authorized officer on May 4, 1999.


                              NORTHWESTERN CORPORATION


                              By: ____________________________

                              Its:   Chairman  & Chief  Executive Officer

                            Exhibit 1

                           Affiliates


Blue Dot Services Inc.
CornerStone Propane Partners, LLP
Expanets, Inc.
NorCom Advanced Technologies, Inc.
NorthWestern Energy Corporation
NorthWestern Growth Corporation
NorthWestern Services Corporation